                                                        EXHIBIT 11

                        COMPUTATION OF PER SHARE EARNINGS

The  Computation  of Per Share Earnings is  incorporated  herein by reference to
Note 2 to the Notes to  Consolidated  Financial  Statements  for the fiscal year ended December 31, 2005 included with this Annual Report on Form 10-K.